Muzinich Flexible U.S. High Yield Income Fund Class A Shares (Ticker: MZHRX)* Institutional Shares (Ticker: MZHIX) Supra Institutional Shares (Ticker: MZHSX) * Shares are not available at this time.
(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 22, 2023, as amended March 12, 2024, to the Summary Prospectus dated April 30, 2023
At a prior meeting of the Board of Trustees (the “Board”) of the Trust, based on the recommendation of Muzinich & Co., Inc., the investment advisor to the Fund (the “Advisor”), the Board approved a change to the Fund’s name. Additionally, there will be certain other changes implemented with respect to the Fund, as described below:

3. Change in the Primary Benchmark Index for the Fund.

Effective October 1, 2023, (the “Effective Date”), the primary benchmark index for the Fund changed from the ICE BofA BB-B US Cash Pay High Yield Constrained Index (JUC4) to the ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index (JVC4) as the Advisor believes that it is a better representation of the Fund’s investment strategy.

Please retain this Supplement with your Summary Prospectus.